UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2019

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive one (1) Ordinary Share of Amarin Corporation plc	AMRN	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Amarin Corporation plc (the “Company”) held its annual shareholders meeting (the “Annual Meeting”) on May 20, 2019. There were approximately 330,640,297 ordinary shares entitled to vote at the Annual Meeting based on the April 11, 2019 record date, of which approximately 330,433,208 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) which, in turn, each represent one ordinary share. Of the ordinary shares entitled to vote, 279,940,990 shares, or approximately 84.67%, were present and voting in person or by proxy at the Annual Meeting. Shareholders approved each of the proposed resolutions with more than 80% of the votes cast in favor. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of at least two shareholders who held shares as of April 11, 2019 would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2019. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

(1)	Ordinary resolution to re-elect Mr. Jan van Heek as a director:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,839,863	2,465,574	773,331	129,862,222

(2)	Ordinary resolution to re-elect Ms. Kristine Peterson as a director:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,271,468	4,039,591	767,709	129,862,222

The terms of the following directors continued after the meeting: Mr. John Thero, Dr. Lars Ekman, Mr. Patrick O’Sullivan, Mr. David Stack and Mr. Joseph Zakrzewski.

(3)	A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,113,780	4,736,602	1,228,386	129,862,222

(4)

An ordinary resolution to appoint Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for 2019 and U.K. statutory auditors under Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company), and to authorize the Audit Committee to fix and determine the auditors’ remuneration:

Votes For	Votes Against	Abstentions	Broker Non-Votes
274,449,309	3,591,191	1,900,490	0

(5)	An ordinary resolution approving the renewal of the power of the directors to allot shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,021,947	28,646,364	1,410,457	129,862,222

(6)	A special resolution approving of the renewed disapplication of pre-emptive rights to holders of ordinary shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,687,119	28,619,680	1,771,969	129,862,222

*    *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2019	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer